AMENDMENT TO EMPLOYMENT SERVICES AGREEMENT

THIS AMENDMENT TO EMPLOYMENT SERVICES AGREEMENT (“Amendment”), dated as of the 17th day of October, 2011, is between Mesa Energy Holdings, Inc. a Delaware corporation, (hereinafter referred to as the “Company”), and Rachel L. Dillard, (“Employee”). Company and Employee are sometimes hereinafter collectively called the “Parties” and individually called a “Party.”

WHEREAS, on Septmeber 19, 2011, the Parties entered into an Employment Services Agreement (“Agreement”); and

WHEREAS, the Parties wish to mutually agree to amend the vesting dates outlined in of said Agreement;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Company and Employee hereby amend the vesting dates in said Agreement to be:

Vesting Dates:	September 19, 2011 – 100,000 shares
April 1, 2012 – 200,000 shares
October 1, 2012 – 200,000 shares
April 1, 2013 – 200,000 shares
October 1, 2013 – 300,000 shares

IN WITNESS WHEREOF, this Amendment is executed, accepted and agreed to by the Parties effective as of the date first set forth above.

Company		Employee

Mesa Energy Holdings, Inc.

By:	/s/ RANDY M. GRIFFIN	By:	/s/ RACHEL L. DILLARD
	Randy M. Griffin, CEO		Rachel L. Dillard